UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2024

NEXTNAV INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40985	87-0854654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 5th Floor

McLean, Virginia 22102

(800) 775-0982

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NN	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	NNAVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of John Muleta as Director

On January 16, 2024, the Board of Directors (the “Board”) of NextNav Inc. (the “Company”), following the recommendation of the Nominating and Corporate Governance Committee of the Board, increased the size of the Board from six (6) directors to seven (7) directors and on January 18, 2024, appointed John Muleta as a director to fill the resulting vacancy with his term expiring at the Company’s 2024 annual meeting of stockholders and until his successor has been elected and qualified, subject, however, to his earlier death, resignation, retirement, disqualification or removal. Mr. Muleta has been appointed to the Audit Committee of the Board.

Mr. Muleta’s compensation will be consistent with the compensation provided to all of the Company’s non-employee directors. Mr. Muleta will receive a pro-rated annual award of restricted stock with a grant date value of $49,315, which shall vest in full on May 1, 2024. Additionally, Mr. Muleta will receive quarterly compensation, based on a value of $45,000 per year, plus $5,000 per committee, paid in immediately vested Common Stock.

The Company also entered into an indemnity agreement with Mr. Muleta in connection with his appointment to the Board. The indemnity agreement is in substantially the same form as the indemnity agreement for the other directors of the Company that was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 28, 2021.

No arrangement or understanding exists between Mr. Muleta and any other person pursuant to which Mr. Muleta was appointed as a director. There are no transactions in which Mr. Muleta has an interest which would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

On January 22, 2024, the Company issued a press release announcing Mr. Muleta’s appointment to the Board. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press release dated January 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2024

NEXTNAV INC.

By:	/s/ Christian D. Gates
	Name:	Christian D. Gates
	Title:	Chief Financial Officer

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